SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2005

SENETEK PLC

(Exact Name of Registrant as Specified in Charter)

England	0-14691	77-0039728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 Airpark Road Napa, California	94558
(Address of Principal Executive Offices)	(Zip Code)

(707) 226-3900

(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Senetek Plc, an English company (“Senetek”).

Item 4.01.	Changes in Registrant’s Certifying Accountant

Senetek PLC (the Registrant) and BDO Seidman, LLP mutually agreed that BDO Seidman, LLP would be replaced as the Registrant’s independent public accountant and on August 10, 2005 the Registrant received a letter from BDO Seidman, LLP confirming the termination of their service.

During each of the fiscal years ended December 31, 2004 and 2003 (the “Prior Fiscal Years”), or the period from January 1, 2005 through August 9, 2005 (the “Interim Period”), there were no disagreements between the Registrant and BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure (the “Disagreements”), which Disagreements, if not resolved to the satisfaction of the BDO Seidman, LLP, would have caused the BDO Seidman, LLP to make reference to the subject matter of the Disagreements in connection with its report on the Registrant’s financial statements.

BDO Seidman LLP’s reports on the Company’s financial statements for each of the Prior Fiscal Years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During each of the Prior Fiscal Years, and the subsequent Interim Period there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided BDO Seidman, LLP with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-K. The Registrant requested that BDO Seidman, LLP furnish the Registrant with a letter addressed to the SEC whether it agrees with the statements made by the Registrant. The Registrant has annexed such letter hereto as Exhibit 16.1.

On August 10, 2005, the Registrant’s Board of Directors engaged the firm of Macias Gini & Company LLP as the Registrant’s independent auditor for the fiscal year ending December 31, 2005. The Registrant did not consult with Macias Gini & Company LLP with respect to any of the Prior Fiscal Years or the subsequent Interim Period as regards to either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements.

The Board of Director’s decision was based upon a review of competitive bids submitted from various firms with emphasis on technical capabilities and estimated professional fees.

The Registrant has provided Macias Gini & Company and BDO Seidman, LLP with a copy of this disclosure before it was filed with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(a) Not Applicable

(b) Not Applicable

(c) Exhibits:

Exhibit No.	Description
16.1	Letter from BDO Seidman, LLP to the SEC dated August 10, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2005	SENETEK PLC
(Registrant)

	By:	/s/ Frank Massino
	Name:	Frank Massino
	Title:	Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit
16.1	Letter from BDO Seidman, LLP dated August 10, 2005.